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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2001

                           COMMISSION FILE NO. 1-10403


                              TEPPCO PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                                          76-0291058
   (STATE OF INCORPORATION                                (I.R.S. EMPLOYER
       OR ORGANIZATION)                                IDENTIFICATION NUMBER)


                               2929 ALLEN PARKWAY
                                  P.O. BOX 2521
                            HOUSTON, TEXAS 77252-2521
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 759-3636
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 2001, TEPPCO Partners, L.P. (the "Partnership") purchased Jonah Gas Gathering Company from Alberta Energy Company for $360 million. The Partnership also assumed responsibility for completion of the current expansion of the Jonah gas gathering system and the remaining associated costs of approximately $25 million. The purchase was financed by a $400 million term loan from SunTrust Bank.

         The natural gas gathering system acquired consists of 300 miles of pipelines ranging in size from four to twenty inches in diameter, five compressor stations with an aggregate of 33,000 horsepower and related metering facilities. Gas transported on the system is processed by others and delivered to several interstate pipeline systems located in the region, including the Overland Trail Transmission system owned by our affiliate Duke Energy Field Services, LLP, for distribution to end users. Other interstate pipelines connected to the Jonah system are Kern River, Northwest, Colorado Interstate Gas and Questar, which provide access to a number of West Coast, Rocky Mountain and Midwest markets.

         The original Jonah system was constructed in 1992 and was significantly expanded in 1997. An additional expansion, consisting of 50 miles of new 20-inch diameter pipeline and compression facilities, is presently under construction with completion scheduled for early 2002. The system's current capacity is 450 million cubic feet per day and is expected to increase to 730 million cubic feet per day when the current expansion is placed in service.

ITEM 7.  STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

         The Partnership will provide the financial statements required by Item 7 of Form 8-K pursuant to the Securities Exchange Act of 1934, as amended ("the Exchange Act"), on a Form 8-K/A within 60 days of filing of this initial report on Form 8-K.

         (b) PRO FORMA FINANCIAL INFORMATION:

         The Partnership will provide the pro forma financial information required by Item 7 of Form 8-K pursuant to the Exchange Act, on a Form 8-K/A within 60 days of filing of this initial report on Form 8-K.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TEPPCO Partners, L.P.
                                      (Registrant)

                                      By: Texas Eastern Products Pipeline
                                          Company, LLC
                                          General Partner

                                          /s/ CHARLES H. LEONARD
                                          -----------------------------------
                                              Charles H. Leonard
                                           Sr. Vice President, Chief
                                               Financial Officer
                                                 and Treasurer

Date:  October 15, 2001


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